UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2020

_______________________________

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	000-52046	36-4151663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 North Loop East

Houston, Texas 77029

(Address of Principal Executive Offices) (Zip Code)

(713) 609-2100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HWCC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 2, 2020, HWC Wire & Cable Company (the "Seller"), the primary operating subsidiary of Houston Wire & Cable Company ("HWCC"), entered into an Asset Purchase Agreement (the "Purchase Agreement") with Southern Rigging Companies, LLC (the "Buyer"). Upon the terms and subject to the conditions set forth in the Purchase Agreement, the Seller agreed to sell substantially all the assets of its Southern Wire division to Buyer for $20 million in cash, subject to a post-closing working capital adjustment. The transaction is not subject to a financing condition. The parties expect to close the sale on or about December 31, 2020.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. Investors should not rely on the representations and warranties contained in the Purchase Agreement, as those representations and warranties were made solely for purposes of the Purchase Agreement, are solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but rather a way of allocating risk between the parties.

Item 7.01. Regulation FD Disclosure.

On December 2, 2020, HWCC issued a press release announcing the execution and delivery of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement dated as of December 2, 2020 between HWC Wire & Cable Company and Southern Rigging Companies, LLC.
99.1	Press release dated December 2, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: December 3, 2020	By:	/s/ James L. Pokluda III
James L. Pokluda III
President and Chief Executive Officer